UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2010
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	000-23064 (Commission file number)	73-1136584 (IRS Employer Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
DESCRIPTION OF COMMON STOCK
          The following is provided solely to set forth an updated description of Southwest Bancorp, Inc. common stock previously filed with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
     This summary does not purport to be complete in all respects. This description is subject to, and qualified in its entirety by reference to, our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and our By-laws and to the Oklahoma General Corporation Law. The terms “we,” “us,” and “our” refer to Southwest Bancorp, Inc.
     Our common stock is traded on the NASDAQ Global Select Market under the symbol OKSB.
     Under our Certificate of Incorporation, we have the authority to issue up to 20,000,000 shares of our common stock, par value $1.00 per share, of which 14,750,713 shares were issued and outstanding as of December 31, 2009. As of December 31, 2009, there were 1,199,309 shares of our common stock reserved for issuance under our benefit plans and 703,753 shares reserved for issuance under a warrant (the “Warrant”) issued in connection with our sale of securities to the United States Department of the Treasury, (the “Treasury”) under its Capital Purchase Program.
     Our board of directors has proposed that shareholders approve an amendment to our Certificate of Incorporation to increase the number of shares we are authorized to issue from 20,000,000 to 40,000,000 at our annual meeting of shareholders scheduled for April 22, 2010. The affirmative vote of a majority of the outstanding shares entitled to vote thereon is required for approval of this amendment.
     Each share of common stock is entitled to one vote on all matters submitted to shareholders, except that in the election of directors, cumulative voting is permitted, which means that each holder has the right to cast as many votes in the aggregate as equal the total number of shares held by the shareholder multiplied by the number of directors to be elected, and may cast the whole number of votes to which the shareholder is entitled for any one or more candidates in his or her discretion.
     Holders of shares of common stock do not have preemptive rights to subscribe for shares of common stock or any other class of stock that may be issued in the future. The shares of common stock are not subject to redemption and, upon receipt by us of the full purchase price therefor, will be fully paid and nonassessable.
     Each share of common stock participates equally in dividends which are payable when, as, and if declared by our board of directors out of funds legally available for such purpose and is

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entitled to share equally in our assets available for distribution to shareholders in the event of our liquidation. If any shares of serial preferred stock or Class B serial preferred stock are issued, such shares may have priority in dividends or liquidation over shares of common stock.
Restrictions on Changes in Control
     Our Certificate of Incorporation requires the affirmative vote of not less than 80% of the outstanding voting stock to authorize the merger or consolidation of us with, or a sale, exchange, or lease of 25% or more of our assets to, any person or entity, unless approval of the transaction is recommended by at least a majority of our entire board of directors.
     Under Article XIII of our Certificate of Incorporation, the holders of at least 80% of the outstanding shares of voting stock and at least a majority of our outstanding shares of voting stock not including shares held by a “related person,” would be required to approve certain business combinations. The increased voting requirements would apply in connection with business combinations involving a related person, except in cases where the proposed transaction was approved in advance by two-thirds of the members of our board of directors who are unaffiliated with the related person and who were directors prior to the time when the related person became a related person (the “continuing directors”). The term “related person” is defined to include any individual, corporation, partnership, or other entity that owns beneficially or controls, directly or indirectly, 10% or more of our outstanding shares of voting stock. A “business combination” is defined to include: (i) any merger or consolidation of us with or into any related person; (ii) any sale, lease, exchange, mortgage, transfer or other disposition of all or a substantial part of our assets or the assets of a subsidiary to any related person (the term “substantial part” is defined to include more than 25% of our total assets); (iii) any merger or consolidation of a related person with or into us or a subsidiary of us; (iv) any sale, lease, exchange, transfer, or other disposition of all or any substantial part of the assets of a related person to us or a subsidiary of us; (v) the issuance of any of our securities or of our subsidiary to a related person; (vi) any reclassification of our common stock, or any recapitalization involving our common stock; (vii) the acquisition by us of any securities of the related person; and (viii) any agreement, contract or other arrangement providing for any of the above transactions.
     Under the Oklahoma General Corporation Act, mergers, consolidations, and sales of substantially all of the assets of an Oklahoma corporation must generally be approved by a vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon. We are subject to Section 1090.3 of the Oklahoma General Corporation Act, however, which restricts certain transactions between an Oklahoma corporation (or its majority owned subsidiaries) and a holder of 15% or more of the corporation’s outstanding voting stock, together with affiliates or associates thereof (excluding persons who were 15% shareholders on September 1, 1991, or who become such by action of the corporation alone) (an “interested shareholder”). For a period of three years following the date that a shareholder became an interested shareholder, Section 1090.3 prohibits the following types of transactions between the corporation and the interested shareholder (unless certain conditions, described below, are met): (i) mergers or consolidations; (ii) sales, leases, exchanges or other transfers of 10% or more of the aggregate assets of the

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corporation; (iii) issuances or transfers by the corporation of any stock of the corporation that would have the effect of increasing the interested shareholder’s proportionate share of the stock of any class or series of the corporation; (iv) receipt by the interested shareholder of the benefit, except proportionately as a shareholder of the corporation, of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and (v) any other transaction which has the effect of increasing the proportionate share of the stock of any class or series of the corporation that is owned by the interested shareholder. This restriction does not apply if: (1) before such person became an interested shareholder, the board of directors approved the transaction in which the interested shareholder becomes an interested shareholder or approved the business combination; or (2) upon consummation of the transaction which resulted in the shareholder’s becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding, those shares owned by (i) persons who are directors and also officers, and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (3) the business combination is approved by the board of directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder. We may exempt ourselves from the requirements of the statute by adopting an amendment to our Certificate of Incorporation.
     Our board of directors is composed of twelve members. Prior to the 2009 annual meeting, we had a classified Board, and members of each class were elected to serve for staggered three-year terms. At the 2008 annual meeting, shareholders approved an amendment to our Certificate of Incorporation to provide for the election of directors for one-year terms, beginning with the 2009 annual meeting. The directors elected at the 2010 annual meeting will be elected to one-year terms. The terms of the directors elected at the 2008 annual meeting will expire at the 2011 annual meeting.
     Under our Certificate of Incorporation and Bylaws any director or the entire board may be removed at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of our outstanding shares of capital stock entitled to vote generally in the election of directors, cast at a meeting of shareholders called for that purpose. Additionally, the number of directors may be increased to as many as 21 (exclusive of directors, if any, to be elected by holders of our preferred stock, voting separately as a class) or decreased to as few as three by the board of directors, but no decrease shall result in the shortening of the term of any incumbent director. Vacancies in the board, however caused, and newly created directorships shall be filled by a vote of two-thirds (2/3) of the directors then in office, whether or not a quorum.
     Our Certificate of Incorporation and Bylaws provide that special meetings of shareholders for any purpose can only be called by our board of directors, or by a committee of our board of directors which has been duly designated by the board. Neither shareholders nor any other person or persons may call a special meeting.

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     Our Certificate of Incorporation provides that the affirmative vote of not less than 80% of the outstanding shares of capital stock entitled to vote generally on the election of directors is required to amend the provisions regarding election and removal of directors, amendment of the Certificate of Incorporation and Bylaws, indemnification, director liability, and certain business combinations and other transactions. The Bylaws may be repealed, altered, amended, or rescinded by a vote of a majority of the board of directors or by the holders of at least 80% of the outstanding shares of capital stock entitled to vote generally in the election of directors at a meeting of the shareholders called for that purpose.
     The Certificate of Incorporation authorizes us to issue shares of common stock and shares of serial preferred stock from time to time as approved by the board of directors without the approval of the shareholders. Our ability to issue additional shares could be construed as having an anti-takeover effect because it can dilute the voting or other rights of the proposed acquiror or create a substantial voting block in institutional or other hands.
     Our Certificate of Incorporation provides that nominations for the election of directors and proposals for any new business to be taken up at an annual or special meeting of shareholders may be made by the board of directors or by any shareholder entitled to vote generally in the election of directors. However, in order for a shareholder to make any such nominations or proposals, he or she must give notice in writing of such nomination or proposal to the Secretary not less than 30 nor more than 60 days prior to any such meeting unless less than 40 days notice of the meeting has been given to shareholders in which case notice may be given up to the tenth day following notice to the shareholders.
     Our Severance Compensation Plan contains provisions that may also deter acquisitions of control by requiring payments to participants upon termination following a change-in-control.
     In addition, acquisitions of control of us must also be approved by the Board of Governors of the Federal Reserve System under the federal Bank Holding Company Act and the federal Change in Bank Control Act.
Shares of Common Stock Subject to the Warrant
     The Warrant is exercisable into up to 703,753 shares of our common stock. The number of shares subject to the Warrant are subject to adjustments described below.
     The initial exercise price applicable to the Warrant is $14.92 per share of common stock for which the Warrant may be exercised. The Warrant may be exercised at any time on or before December 5, 2018. The exercise price may be paid either by the withholding by us of such number of shares of common stock issuable upon exercise of the Warrant equal to the value of the aggregate exercise price of the Warrant determined by reference to the market price of our common stock on the trading day on which the Warrant is exercised or, if agreed to by us and the Warrantholder, by the payment of cash equal to the aggregate exercise price. The exercise price applicable to the Warrant is subject to adjustments described below.
     Upon exercise of the Warrant, certificates for the shares of common stock issuable upon

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exercise will be issued to the Warrantholder. We will not issue fractional shares upon any exercise of the Warrant. Instead, the Warrantholder will be entitled to a cash payment equal to the market price of our common stock on the last day preceding the exercise of the Warrant (less the pro-rated exercise price of the Warrant) for any fractional shares that would have otherwise been issuable upon exercise of the Warrant. We will at all times reserve the aggregate number of shares of our common stock for which the Warrant may be exercised.
     The Warrantholders shall have no rights or privileges of the holders of our common stock, including any voting rights, until (and then only to the extent) the Warrant has been exercised. The initial selling securityholder has agreed not to exercise any voting rights with respect to any shares of our common stock issued upon exercise of the Warrant.
     The Warrant, and all rights under the Warrant, are transferable.
     The number of shares of our common stock issuable upon exercise of the Warrant (the “Warrant Shares”) and the Warrant exercise price will be adjusted upon occurrence of certain events as follows:
•	In the case of stock splits, subdivisions, reclassifications, or combinations of common stock. The number of Warrant Shares and the exercise price for the Warrant will be proportionately adjusted in the event we pay dividends or make distributions of our common stock, or subdivide, combine, or reclassify shares of our common stock.

•	In the case of issuance of common stock (and convertible securities) for less than 90% of the market price on the last trading day preceding the date of the agreement on pricing such shares. Until the earlier of (i) the date on which the initial selling securityholder no longer holds the Warrant or any portion thereof and (ii) December 5, 2011, if we issue shares of our common stock (or securities convertible or exercisable into shares of our common stock) for less than 90% of the market price of our common stock on the last trading day prior to pricing such shares, the number of Warrant Shares and the exercise price for the Warrant will be proportionately adjusted. Adjustments will not be made if shares are issued as part of merger consideration, benefit or compensation plans, a registered or Rule 144A offering, or preemptive rights existing as of December 5, 2008.

•	Other Distributions. In the event we make a distribution of securities, evidences of indebtedness, assets, cash, rights, or warrants to holders of our common stock, the exercise price of the Warrant and the number of Warrant Shares will be proportionately adjusted.

•	In the case of pro rata repurchase of common stock. A “pro rata repurchase” is defined as any repurchase of shares of common stock by us pursuant to any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act, or Regulation 14E thereunder or any other offer available to substantially all holders of our common stock. In any such transaction, the exercise price of the Warrant and the number of Warrant Shares will be proportionately adjusted.

•	In the case of a merger, consolidation, statutory share exchange, reclassification of our common stock, or similar transaction that requires the approval of our stockholders (any such transaction, a “business combination”). In the event of a business combination, the

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Warrantholder’s right to receive the Warrant Shares will be converted into the right to exercise the Warrant to acquire the number of shares of stock or other securities which the Warrantholder would have been entitled to receive upon consummation of the business combination if the Warrantholder had exercised the Warrant prior to such business combination.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Not applicable.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.
By:	/s/ Rick Green
Rick Green
President and Chief Executive Officer

Dated: March 11, 2010

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